CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

AMONG

ARMADA ENTERPRISES GP LLC,

ARMADA ENTERPRISES LP,

AND THE MEMBERS OF:

ELITE MEDIA HOLDINGS, LLC,

WIGHTHALL HOTELS & RESORTS, LLC,

WIGHT INTERNATIONAL CONSTRUCTION, LLC,

DIAMOND STAR AEROSPOACE, LLC,

AND

ARMADA MARINE HOLDINGS, LLC

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Contribution, Conveyance and Assumption Agreement (this “Agreement”), effective as of November 6, 2017 (the “Effective Time”), Armada Enterprises GP LLC, a Delaware limited liability company (the “General Partner”), Armada Enterprises LP, a Delaware limited partnership (the “Partnership”) pursuant to a plan of conversion, and the respective members of Elite Media Holdings, LLC, a Wyoming limited liability company; Wighthall Hotels & Resorts, LLC, a Delaware limited liability company; Wight International Construction, LLC, a Delaware limited liability company; Diamond Star Aerospace, LLC, a Delaware limited liability company; and Armada Marine Holdings, LLC, a Delaware limited liability company (collectively, the “Sector Subsidiaries”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meaning assigned to such terms in Article I and capitalized terms not defined herein shall have the meaning set forth in the Partnership’s Agreement of Limited Partnership.

RECITALS:

WHEREAS, the General Partner through its affiliates directly or indirectly controls the Sector Subsidiaries; and

WHEREAS, the General Partner acquired control of Bim Homes, Inc., a Delaware corporation for the purpose of converting it to a Delaware Limited Partnership (the “Conversion”) to be known as Armada Enterprises LP (the “Partnership”) and contributing the Sector Subsidiaries to it after the Conversion as set forth in this Agreement; and

WHEREAS, the General Partner and the other members of the Sector Subsidiaries (“Operating Entity Members”) shall contribute 100% of their interests in the Sector Subsidiaries (“Operating Entity Interests”) to the Partnership (the “GP Contribution”) in exchange for the limited partner interests (“LP Units”) in the Partnership as set forth herein and more completely defined in the Partnership’s limited partnership Agreement (“LPA”); and

WHEREAS, the conversion of Bim Homes, Inc. to Armada Enterprises LP is now complete; and

WHEREAS, the GP Contributions shall occur, subject to completion of an audit for each Operating Entity if required, as follows:

1.	100% of the members of Elite Media Holdings, LLC (“Elite Media”), a Wyoming limited liability company, to contribute Elite Media to the Partnership in exchange for the right to receive (i) 12,162,000 Common Units (defined in the LPA) and (ii) 48,648,000 Subordinated Units (defined in the LPA), which shall be allocated among them pari passu;

2.	100% of the members of Wighthall Hotels & Resorts, LLC (“Wighthall”), a Delaware limited liability company, to contribute 100% of the interests in Wighthall (the “Wighthall Interests”) to the Partnership in exchange for the right to receive (i) 11,540,000 Common Units (defined in the LPA) and (ii) 46,160,000 Subordinated Units (defined in the LPA), which shall be allocated among them pari passi;

3.	100% of the members of Wight International Construction, LLC (“Wight Construction”), a Delaware limited liability company, to contribute 100% of the interests in Wight Construction (the “Wight Construction Interests”) to the Partnership in exchange for the right to receive (i) 11,750,000 Common Units (defined in the LPA) and (ii) 47,000,000 Subordinated Units (defined in the LPA), which shall be allocated among them pari passu.

4.	100% of the members of Diamond Star Aerospace, LLC (“Diamond Star”), a Delaware limited liability company, to contribute 100% of the interests in Diamond Star (the “Diamond Star Interests”) to the Partnership in exchange for the right to receive (i) 4,548,000 Common Units (defined in the LPA) and (ii) 18,192,000 Subordinated Units (defined in the LPA), which shall be allocated among them pari passu.

5.	100% of the members of Armada Marine Holdings, LLC (“Armada Marine”), a Delaware limited liability company, to contribute 100% of the interests in Armada Marine (“Armada Marine Interest”) to the Partnership in exchange for the right to receive (i) 2,000,000 Common Units (defined in the LPA) and (ii) 8,000,000 Subordinated Units (defined in the LPA), which shall be allocated among them pari passu.

6.	The General Partner will assign to the Partnership various Sale-Leaseback Financing Commitments on assets acquired by he Sector Subsidiaries (the “Sale Leaseback Financings”);

7.	The Partnership will use the proceeds from Sale Leaseback Financings for purposes including but not limited to: (i) cash reserves to pay LP Unit Distributions), (ii) operating capital for the Sector Subsidiaries, (iii) the payments, distributions and issuances to the members of the Operating Companies contemplated by their respective Schedule A Allocations from their respective Contributions and (iv) cash for acquisitions or other accretive transactions (the “Acquisition Payments”);

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I.

CERTAIN DEFINED TERMS

“Assets” means all of the assets owned by the Sector Subsidiaries and the “Assets” as defined in the Assignment and Bill of Sale effective as of the Effective Time, which is intended to cover all assets owned by the Sector Subsidiaries but with respect to which no representation is made herein.

“Assignment” means the form of Membership Interest Assignment attached hereto for each of the Contributions as attached at Exhibit A.

“Commission” means the United States Securities and Exchange Commission.

“Common Units” means limited partner interests in the Partnership allocated to the Operating Entity Members denoted as Common Units.

“Conversion” means the means the conversion BMHM to a Delaware limited partnership, to be known as Armada Enterprises, LP, pursuant to §266 of the Delaware General Corporation Law and §17-217 of the Delaware Revised Uniform Limited Partnership Act, wherein each outstanding share of BMHM common stock was converted to One (1) Common Unit and BMHM’s majority shareholder, Armada Enterprises GP, LLC, is appointed the general partner, which was completed on October 17, 2017.

“Contribution Agreements” means collectively (i) this Agreement, (ii) the Assignment and Assumption of the Sale Leaseback Commitment, and (iii) the Contribution, Conveyance and Assumption Agreements dated as of the Effective Time among the Partnership, the General Partner, and each of the Sector Subsidiaries.

“Sale Leaseback Commitment” means the sale-leaseback financing commitment in the amount of $750 million USD described in the recitals.

“Effective Time” means 12:01 a.m. on the day following the execution of this Agreement.

“GAAP” means generally accepted accounting principles in the United States, consistent applied.

“Governmental Authority” means the United States, any foreign county, state, county, city or other incorporated or unincorporated political subdivision, agency or instrumentality thereof.

“Sector Subsidiaries” has the meaning set forth in the recitals.

“Operating Entity Interests” means all of the outstanding equity interests in the Sector Subsidiaries.

“Operating Entity Members” means all of the Members of the Sector Subsidiaries.

“Partnership Agreement” means the Agreement of Limited Partnership of the Partnership for the Partnership to become effective upon the Conversion.

Subordinated Units” means Subordinated Units, as defined in the Partnership Agreement, representing limited partner interests in the Partnership.

“Transaction Documents” means those documents and instruments to be delivered hereunder by one or more Parties.

ARTICLE II.

CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

2.01 Contribution of the Operating Entity Interests to the Partnership. The General Partner along with all of the respective Operating Entity Members hereby agree to contribute, assign, transfer, set over and deliver to the Partnership, for its own use forever, all of the right, title and interest to and in the Sector Subsidiaries, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignment Documents, in exchange for (a) Operating Entity Members receipt of 210,000,000 LP Units allocated as (i) 42,000,000 Common LP Units and (ii) 168,000,000 Subordinated LP Units and (b) the General Partner’s Receipt of the Incentive Distribution Rights in the Partnership.

2.03 Payment of Expenses by the Partnership; Cash Distribution by the Partnership to the Property Contributors. The Partnership shall pay the expenses for the Conversion and the Contribution, including but not limited to the audits of the Sector Subsidiaries, when required.

ARTICLE III.

ISSUANCE AND ALLOCATION OF LP UNITS

3.01 Issuance and Allocation of LP Units. As each Operating Entity is contributed to the Partnership, pursuant to the this Contribution Agreement and in consideration, for the Operating Entity Interests, the Partnership shall issue to the Operating Entity Members the specified number of Common Units, Subordinated Units, and Acquisition Units set forth in Schedule A for each Operating Entity and for its respective Operating Entity Members. The Subordinated LP Units may become Common LP Units after the end of the Subordination Period as described in the Partnership Agreement.

ARTICLE IV.

FURTHER ASSURANCES

4.01 Further Assurances. From and after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to (a) more fully assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement or (b) more fully and effectively vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by the Agreement or intended so to be and more fully and effectively carry out the purposes of this Agreement.

4.02 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that they have used their good faith efforts to identify all of the assets being contributed to the Partnership in connection with the Contributing Interests. However, it is possible that Assets intended to be owned by the Sector Subsidiaries were not properly transferred to their respective Operating Entity and therefore are not included in the assets owned by them. To the extent that such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the Partnership (or its successors or assigns).

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

5.01 Representations and Warranties of All Parties. Each of the Parties to this Agreement hereby represents and warrants severally as to itself as follows:

(a) Formation and Good Standing. Such Party is a limited partnership or limited liability company, legally formed, validly existing and, to the extent applicable, in good standing under the laws of the state of its formation. Such Party is duly qualified to do business and is in good standing as a foreign limited partnership or limited liability company, as applicable, in each jurisdiction where the character of the properties owned or leased by it or the nature of the businesses transacted by it requires it to be so qualified.

(b) Authority, Execution and Enforceability. Such Party has full limited partnership or limited liability company, as applicable, power and authority to enter into this Agreement and the Transaction Documents to be delivered by such Party hereunder and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Transaction Documents to be delivered by such Party hereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by such Party. Such Party has duly executed and delivered this Agreement and the Transaction Documents to be delivered by such Party hereunder, and this Agreement and the Transaction Documents to be delivered by such Party hereunder constitute such Party’s legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies).

(c) No Conflicts. Neither the execution, delivery nor performance of this Agreement nor the Transaction Documents to be delivered by such Party hereunder by such Party will:

(i) require the approval or consent of any Governmental Authority;

(ii) conflict with or result in the breach or violation of any term or provision of, or will constitute a default under, or will otherwise impair the good standing, validity or effectiveness of, any provision of its certificate of limited partnership, certificate of formation, agreement of limited partnership, limited liability company agreement or other formation and governing documents;

(iii) result in the material breach or violation by it of any material term or provision of, or constitute a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement to which it is bound or by which its property or business is affected, except for such defaults (or rights of termination, cancellation or acceleration) as to which waivers or consents have been obtained; or

(iv) violate in any material respect any federal, state, local or other governmental law ordinance, or any order, writ, injunction, decree, rule or regulation of any Governmental Authority applicable to such Party.

5.02 Certain Other Representations and Warranties. The General Partner hereby represents and warrants that the following statements are true and correct as of the date hereof with regard to each of the Sector Subsidiaries.

(a) All of the Operating Entity Interests have been duly authorized, are validly issued and fully paid and, except to the extent provided under the Delaware LLC Act or their respective constitutive documents, non-assessable.

(b) The Operating Entity Interests are not subject to any purchase option, call option, right of first refusal, preemptive right or any similar right whatsoever, except to the extent set forth in their respective constitutive documents.

(c) Each of the respective Operating Entity Members is the record and beneficial owner of its Operating Entity Interest free and clear of all liens, which each of the respective Operating Entity Members of their Operating Entity the sole equity interest in such Operating Entity.

(d) There are no rights or contracts (including options, warrants, calls and preemptive rights) obligating any Operating Entity (A) to issue, sell, pledge, dispose of or encumber any equity interest or any securities convertible, exercisable or exchangeable into any equity interest, (B) to redeem, purchase or acquire in any manner any equity interest or any securities that are convertible, exercisable or exchangeable into any equity interest or (C) to make any dividend or distribution of any kind with respect to any equity interest (or to allow any participation in profits or appreciation in value).

ARTICLE VI.

PRE-EFFECTIVE TIME

RECEIPTS AND CREDITS

6.01 All monies, proceeds, receipts, credits and income attributable to the Sector Subsidiaries (as determined in accordance with GAAP consistent with past practices) for all periods of time at, from and after the Effective Time, shall be the sole property and entitlement of the Partnership. In addition, to the extent any of the Sector Subsidiaries receives any monies, proceeds, receipts, credits and income (as determined in accordance with GAAP consistent with past practices) for any period of time before the Effective Time, it shall be the sole property and entitlement of the Partnership.

6.02 All invoices, costs and expenses, disbursements and payables attributable to the Sector Subsidiaries, including but not limited to audits and preparation of the financial books and records (as determined in accordance with GAAP consistent with past practices) for all periods of time at, from and after the Effective Time, may be paid by the Partnership.

6.03 For avoidance of doubt, any payments pursuant to this Article VI shall not constitute adjustments of the consideration set forth in Section 2.01.

ARTICLE VII.

MISCELLANEOUS

7.01 Notices.

All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, courier service or personal delivery:

(a)	if to the General Partner, or an Operating Entity:

Armada Enterprises GP, LLC

40 Wall Street, 28th Floor

New York, NY 10005

(b)	if to the Partnership:

Armada Enterprise LP

40 Wall Street, 28th Floor

New York, NY 10005

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered, when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by any other means.

7.02 Order of Completion of Transactions. The transactions provided for in Article II, as more fully described in the recitals, shall be completed only after the Conversion is completed and then as the audit for each Operating Entity is completed.

7.03 Costs. The Partnership shall pay all expenses, fees and costs, including sales, use and similar taxes, arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, the Partnership shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the delivery of any document pursuant to Article IV.

7.04 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this agreement as a whole, including all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, and the Exhibits attached hereto, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation.”

7.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

7.06 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

7.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties.

7.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state, without giving effect to conflict of laws principles thereof.

7.09 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

7.10 Amendment or Modification. The Agreement may be amended or modified from time to time only by the written agreement of all of the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

7.11 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This document and such instruments contain the entire understanding of the Parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date hereof.

7.12 Recitals. The Recitals to this Agreement are a binding part of this Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

The “Partnership”

By: Initial Limited Partner Representative

By:	/s/: Milan Saha
Name:	Milan Saha
Title:	Limited power of attorney

The “General Partner”

Armada Enterprises GP, LLC

By:	/s/: George Wight
Name:	George Wight
Title:	Managing General Partner

Operating Entity Members Representative

Armada Enterprises LP

By:	/s/: George Wight
George Wight, Managing General Partner

[Signature Page to Contribution Agreement]

EXHIBIT A – Elite Media Interest

Form of Membership Interest Assignment

This Membership Interest Assignment (this “Assignment”) is from the members of Elite Media Holdings, LLC, a Wyoming limited liability company (“Assignor”), to Armada Enterprises LP, a Delaware limited partnership (“Assignee”), and is effective as of the Effective Time as defined in the Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”).

RECITALS

WHEREAS, Assignors owns all of the membership interests (the “Interest”) of Elite Media Holdings, LLC, a Wyoming limited liability company (the “Company”), and desires to assign its ownership of such company to Assignee, and Assignee desires to acquire ownership of the Company from Assignor.

WHEREAS, Assignor and Assignee and certain other parties have entered into that the Contribution Agreement, pursuant to which Assignor has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest in and to (among other things) the Interest.

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from the Contribution Agreement and this Assignment by each of Assignor and Assignee, Assignor and Assignee hereby agree as follows:

ARTICLE 1.

DEFINED TERMS

Section 1.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings given to such terms in the Contribution Agreement.

ARTICLE 2.

ASSIGNMENT AND ASSUMPTION

Section 2.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby contributes, assigns, transfers, sets over and delivers to Assignee all of the Interest, and any income, distributions, or other value associated therewith or deriving therefrom on and after the Effective Time.

Section 2.2 Assumption. Assignee hereby assumes, and covenants to timely and fully perform, all obligations and liabilities of Assignor with respect to the Interest, whether arising before or after the Effective Time.

Section 2.3 Other Matters. Assignor hereby agrees to promptly execute and deliver any corrective assignments and other legal documents or notification reasonably requested by Assignee to give effect to the intent of this Assignment, and Assignor hereby acknowledges and agrees that, as a result of this Assignment, it no longer has any membership interest in the Company, and it ceases to be a member of the Company.

ARTICLE 3.

ENCUMBRANCES/DISCLAIMERS

Section 3.1 Disclaimers and Subrogation of Warranties and Representations.

(a) Except to the extent expressly provided in any other document executed in connection with the Contribution Agreement or the Offering, the contribution of the Interest pursuant to this Assignment is made expressly subject to all restrictions set forth in the limited liability company agreement of the Company.

(b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE COMPANY’S ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF SUCH ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON SUCH ASSETS, (B) THE INCOME TO BE DERIVED FROM THE COMPANY’S ASSETS, (C) THE SUITABILITY OF THE COMPANY’S ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE COMPANY’S ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE COMPANY’S ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE COMPANY AND ITS ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE COMPANY AND ITS ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE COMPANY OR ITS ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE INTEREST AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE INTEREST IS CONTRIBUTED AND TRANSFERRED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE INTEREST AND THE COMPANY THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

(c) Each of Assignor and Assignee agrees that the disclaimers contained in this Section 3.1 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Assignment are hereby expressly disclaimed, waived or negated.

ARTICLE 4.

MISCELLANEOUS

Section 4.1 Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.

Section 4.2 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.3 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile transmission shall be deemed an original signature hereto.

[SIGNATURE PAGE TO FOLLOW]

EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.

“Assignors”

The Members of Elite Media Holdings, LLC

Represented by its General Manager:

Armada Enterprises GP, LLC

By:	/s/: George Wight
George Wight
Managing General Partner

“Assignee”

Armada Enterprise LP

By:	Armada Enterprise GP, LLC

By:	/s/: George Wight
George Wight
Managing General Partner

EXHIBIT A – Wighthall Interest

Form of Membership Interest Assignment

This Membership Interest Assignment (this “Assignment”) is from the members of Wighthall Hotels and Resorts, LLC, a Delaware limited liability company (“Assignor”), to Armada Enterprises LP, a Delaware limited partnership (“Assignee”), and is effective as of the Effective Time as defined in the Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”).

RECITALS

WHEREAS, Assignors owns all of the membership interests (the “Interest”) of Wighthall Hotels and Resorts, LLC, a Delaware limited liability company (the “Company”), and desires to assign its ownership of such company to Assignee, and Assignee desires to acquire ownership of the Company from Assignor.

WHEREAS, Assignor and Assignee and certain other parties have entered into that the Contribution Agreement, pursuant to which Assignor has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest in and to (among other things) the Interest.

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from the Contribution Agreement and this Assignment by each of Assignor and Assignee, Assignor and Assignee hereby agree as follows:

ARTICLE 1.

DEFINED TERMS

Section 1.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings given to such terms in the Contribution Agreement.

ARTICLE 2.

ASSIGNMENT AND ASSUMPTION

Section 2.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby contributes, assigns, transfers, sets over and delivers to Assignee all of the Interest, and any income, distributions, or other value associated therewith or deriving therefrom on and after the Effective Time.

Section 2.2 Assumption. Assignee hereby assumes, and covenants to timely and fully perform, all obligations and liabilities of Assignor with respect to the Interest, whether arising before or after the Effective Time.

Section 2.3 Other Matters. Assignor hereby agrees to promptly execute and deliver any corrective assignments and other legal documents or notification reasonably requested by Assignee to give effect to the intent of this Assignment, and Assignor hereby acknowledges and agrees that, as a result of this Assignment, it no longer has any membership interest in the Company, and it ceases to be a member of the Company.

ARTICLE 3.

ENCUMBRANCES/DISCLAIMERS

Section 3.1 Disclaimers and Subrogation of Warranties and Representations.

(a) Except to the extent expressly provided in any other document executed in connection with the Contribution Agreement or the Offering, the contribution of the Interest pursuant to this Assignment is made expressly subject to all restrictions set forth in the limited liability company agreement of the Company.

(b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE COMPANY’S ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF SUCH ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON SUCH ASSETS, (B) THE INCOME TO BE DERIVED FROM THE COMPANY’S ASSETS, (C) THE SUITABILITY OF THE COMPANY’S ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE COMPANY’S ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE COMPANY’S ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE COMPANY AND ITS ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE COMPANY AND ITS ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE COMPANY OR ITS ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE INTEREST AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE INTEREST IS CONTRIBUTED AND TRANSFERRED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE INTEREST AND THE COMPANY THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

(c) Each of Assignor and Assignee agrees that the disclaimers contained in this Section 3.1 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Assignment are hereby expressly disclaimed, waived or negated.

ARTICLE 4.

MISCELLANEOUS

Section 4.1 Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.

Section 4.2 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.3 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile transmission shall be deemed an original signature hereto.

EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.

“Assignors”

The Members of Wighthall Hotels & Resorts, LLC

Represented by its General Manager:

Armada Enterprises GP, LLC

By:	/s/: George Wight
George Wight
Managing General Partner

“Assignee”

Armada Enterprise LP

By:	Armada Enterprise GP, LLC

By:	/s/: George Wight
George Wight
Managing General Partner

EXHIBIT A – Wight Construction Interest

Form of Membership Interest Assignment

This Membership Interest Assignment (this “Assignment”) is from the members of Wight International Construction, LLC, a Delaware limited liability company (“Assignor”), to Armada Enterprises LP, a Delaware limited partnership (“Assignee”), and is effective as of the Effective Time as defined in the Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”).

RECITALS

WHEREAS, Assignors owns all of the membership interests (the “Interest”) of Wight International Construction, LLC, a Delaware limited liability company (the “Company”), and desires to assign its ownership of such company to Assignee, and Assignee desires to acquire ownership of the Company from Assignor.

WHEREAS, Assignor and Assignee and certain other parties have entered into that the Contribution Agreement, pursuant to which Assignor has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest in and to (among other things) the Interest.

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from the Contribution Agreement and this Assignment by each of Assignor and Assignee, Assignor and Assignee hereby agree as follows:

ARTICLE 1.

DEFINED TERMS

Section 1.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings given to such terms in the Contribution Agreement.

ARTICLE 2.

ASSIGNMENT AND ASSUMPTION

Section 2.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby contributes, assigns, transfers, sets over and delivers to Assignee all of the Interest, and any income, distributions, or other value associated therewith or deriving therefrom on and after the Effective Time.

Section 2.2 Assumption. Assignee hereby assumes, and covenants to timely and fully perform, all obligations and liabilities of Assignor with respect to the Interest, whether arising before or after the Effective Time.

Section 2.3 Other Matters. Assignor hereby agrees to promptly execute and deliver any corrective assignments and other legal documents or notification reasonably requested by Assignee to give effect to the intent of this Assignment, and Assignor hereby acknowledges and agrees that, as a result of this Assignment, it no longer has any membership interest in the Company, and it ceases to be a member of the Company.

ARTICLE 3.

ENCUMBRANCES/DISCLAIMERS

Section 3.1 Disclaimers and Subrogation of Warranties and Representations.

(a) Except to the extent expressly provided in any other document executed in connection with the Contribution Agreement or the Offering, the contribution of the Interest pursuant to this Assignment is made expressly subject to all restrictions set forth in the limited liability company agreement of the Company.

(b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE COMPANY’S ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF SUCH ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON SUCH ASSETS, (B) THE INCOME TO BE DERIVED FROM THE COMPANY’S ASSETS, (C) THE SUITABILITY OF THE COMPANY’S ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE COMPANY’S ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE COMPANY’S ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE COMPANY AND ITS ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE COMPANY AND ITS ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE COMPANY OR ITS ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE INTEREST AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE INTEREST IS CONTRIBUTED AND TRANSFERRED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE INTEREST AND THE COMPANY THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

(c) Each of Assignor and Assignee agrees that the disclaimers contained in this Section 3.1 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Assignment are hereby expressly disclaimed, waived or negated.

ARTICLE 4.

MISCELLANEOUS

Section 4.1 Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.

Section 4.2 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.3 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile transmission shall be deemed an original signature hereto.

EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.

“Assignors”

The Members of Wight International Construction, LLC

Represented by its General Manager:

Armada Enterprises GP, LLC

By:	/s/: George Wight
George Wight
Managing General Partner

“Assignee”

Armada Enterprise LP

By:	Armada Enterprise GP, LLC

By:	/s/: George Wight
George Wight
Managing General Partner

EXHIBIT A – Diamond Star Interest

Form of Membership Interest Assignment

This Membership Interest Assignment (this “Assignment”) is from the members of Diamond Star Aerospace, LLC, a Delaware limited liability company (“Assignor”), to Armada Enterprises LP, a Delaware limited partnership (“Assignee”), and is effective as of the Effective Time as defined in the Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) as when the Assignee’s conversion from Bim Homes, Inc., a Delaware corporation, to Armada Enterprises LP, a Delaware limited partnership is effective (the “Effective Time”).

RECITALS

WHEREAS, Assignors owns all of the membership interests (the “Interest”) of Diamond Star Aerospace, LLC, a Delaware limited liability company (the “Company”), and desires to assign its ownership of such company to Assignee, and Assignee desires to acquire ownership of the Company from Assignor.

WHEREAS, Assignor and Assignee and certain other parties have entered into that the Contribution Agreement, pursuant to which Assignor has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest in and to (among other things) the Interest.

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from the Contribution Agreement and this Assignment by each of Assignor and Assignee, Assignor and Assignee hereby agree as follows:

ARTICLE 1.

DEFINED TERMS

Section 1.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings given to such terms in the Contribution Agreement.

ARTICLE 2.

ASSIGNMENT AND ASSUMPTION

Section 2.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby contributes, assigns, transfers, sets over and delivers to Assignee all of the Interest, and any income, distributions, or other value associated therewith or deriving therefrom on and after the Effective Time.

Section 2.2 Assumption. Assignee hereby assumes, and covenants to timely and fully perform, all obligations and liabilities of Assignor with respect to the Interest, whether arising before or after the Effective Time.

Section 2.3 Other Matters. Assignor hereby agrees to promptly execute and deliver any corrective assignments and other legal documents or notification reasonably requested by Assignee to give effect to the intent of this Assignment, and Assignor hereby acknowledges and agrees that, as a result of this Assignment, it no longer has any membership interest in the Company, and it ceases to be a member of the Company.

ARTICLE 3.

ENCUMBRANCES/DISCLAIMERS

Section 3.1 Disclaimers and Subrogation of Warranties and Representations.

(a) Except to the extent expressly provided in any other document executed in connection with the Contribution Agreement or the Offering, the contribution of the Interest pursuant to this Assignment is made expressly subject to all restrictions set forth in the limited liability company agreement of the Company.

(b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE COMPANY’S ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF SUCH ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON SUCH ASSETS, (B) THE INCOME TO BE DERIVED FROM THE COMPANY’S ASSETS, (C) THE SUITABILITY OF THE COMPANY’S ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE COMPANY’S ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE COMPANY’S ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE COMPANY AND ITS ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE COMPANY AND ITS ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE COMPANY OR ITS ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE INTEREST AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE INTEREST IS CONTRIBUTED AND TRANSFERRED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE INTEREST AND THE COMPANY THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

(c) Each of Assignor and Assignee agrees that the disclaimers contained in this Section 3.1 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Assignment are hereby expressly disclaimed, waived or negated.

ARTICLE 4.

MISCELLANEOUS

Section 4.1 Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.

Section 4.2 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.3 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile transmission shall be deemed an original signature hereto.

EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.

“Assignors”

The Members of Diamond Star Aerospace, LLC

Represented by its General Manager:

Armada Enterprises GP, LLC

By:	/s/: George Wight
George Wight
Managing General Partner

“Assignee”

Armada Enterprise LP

By:	Armada Enterprise GP, LLC

By:	/s/: George Wight
George Wight
Managing General Partner

EXHIBIT A – Armada Marine Interest

Form of Membership Interest Assignment

This Membership Interest Assignment (this “Assignment”) is from the members of Armada Marine Holdings, LLC, a Delaware limited liability company (“Assignor”), to Armada Enterprises LP, a Delaware limited partnership (“Assignee”), and is effective as of the Effective Time as defined in the Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) as when the Assignee’s conversion from Bim Homes, Inc., a Delaware corporation, to Armada Enterprises LP, a Delaware limited partnership is effective (the “Effective Time”).

RECITALS

WHEREAS, Assignors owns all of the membership interests (the “Interest”) of Armada Marine Holdings, LLC, a Delaware limited liability company (the “Company”), and desires to assign its ownership of such company to Assignee, and Assignee desires to acquire ownership of the Company from Assignor.

WHEREAS, Assignor and Assignee and certain other parties have entered into that the Contribution Agreement, pursuant to which Assignor has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest in and to (among other things) the Interest.

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from the Contribution Agreement and this Assignment by each of Assignor and Assignee, Assignor and Assignee hereby agree as follows:

ARTICLE 1.

DEFINED TERMS

Section 1.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings given to such terms in the Contribution Agreement.

ARTICLE 2.

ASSIGNMENT AND ASSUMPTION

Section 2.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby contributes, assigns, transfers, sets over and delivers to Assignee all of the Interest, and any income, distributions, or other value associated therewith or deriving therefrom on and after the Effective Time.

Section 2.2 Assumption. Assignee hereby assumes, and covenants to timely and fully perform, all obligations and liabilities of Assignor with respect to the Interest, whether arising before or after the Effective Time.

Section 2.3 Other Matters. Assignor hereby agrees to promptly execute and deliver any corrective assignments and other legal documents or notification reasonably requested by Assignee to give effect to the intent of this Assignment, and Assignor hereby acknowledges and agrees that, as a result of this Assignment, it no longer has any membership interest in the Company, and it ceases to be a member of the Company.

ARTICLE 3.

ENCUMBRANCES/DISCLAIMERS

Section 3.1 Disclaimers and Subrogation of Warranties and Representations.

(a) Except to the extent expressly provided in any other document executed in connection with the Contribution Agreement or the Offering, the contribution of the Interest pursuant to this Assignment is made expressly subject to all restrictions set forth in the limited liability company agreement of the Company.

(b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE COMPANY’S ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF SUCH ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON SUCH ASSETS, (B) THE INCOME TO BE DERIVED FROM THE COMPANY’S ASSETS, (C) THE SUITABILITY OF THE COMPANY’S ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE COMPANY’S ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE COMPANY’S ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS CONTRIBUTION AGREEMENT OR THE OFFERING, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE COMPANY AND ITS ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE COMPANY AND ITS ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE COMPANY OR ITS ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE INTEREST AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE INTEREST IS CONTRIBUTED AND TRANSFERRED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE INTEREST AND THE COMPANY THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

(c) Each of Assignor and Assignee agrees that the disclaimers contained in this Section 3.1 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Assignment are hereby expressly disclaimed, waived or negated.

ARTICLE 4.

MISCELLANEOUS

Section 4.1 Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.

Section 4.2 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.3 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile transmission shall be deemed an original signature hereto.

EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.

“Assignors”

The Members of Armada Marine Holdings, LLC

Represented by its General Manager:

Armada Enterprises GP, LLC

By:	/s/: George Wight
George Wight
Managing General Partner

“Assignee”

Armada Enterprise LP

By:	Armada Enterprise GP, LLC

By:	/s/: George Wight
George Wight
Managing General Partner

Schedule A – Elite Media Allocation

Allocation of Common and Subordinated LP Units to the Members

Elite Media Holdings, LLC in exchange for the Elite Media Interest

LP Units for the Elite Media Interest

Total LP Units	60,810,000

Common LP Units	12,162,000

Subordinated LP	48,648,000

Schedule A – Wighthall Allocation

Allocation of Common and Subordinated LP Units to the Members

Wighthall Hotels & Resorts, LLC in exchange for the Wighthall Interest

LP Units for the Wighthall Interest

Total LP Units	57,700,000

Common LP Units	11,540,000

Subordinated LP	46,160,000

Schedule A – Wight Construction Allocation

Allocation of Common and Subordinated LP Units to the Members

Wight International Construction, LLC in exchange for the Wight Construction Interest

LP Units for the Wight Construction Interest

Total LP Units	58,750,000

Common LP Units	11,750,000

Subordinated LP Units	47,000,000

Schedule A – Diamond Star Allocation

Allocation of Common and Subordinated LP Units to the Members

Diamond Star Aerospace, LLC in exchange for the Diamond Star Interest

LP Units for the Diamond Star Interest

Total LP Units	22,740,000

Common LP Units	4,548,000

Subordinated LP	18,192,000

Schedule A – Armada Marine Allocation

Allocation of Common and Subordinated LP Units to the Members

Armada Marine Holdings, LLC in exchange for the Armada Marine Holdings, LLC Interest

LP Units for the Armada Marine Holdings, LLC Interest

Total LP Units	10,000,000

Common LP Units	2,000,000

Subordinated LP	8,000,000